UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2015

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement (Amendment).

Ur-Energy Inc. (the “Company”) has entered into a further amendment to its secured loan facility (the “Amended Loan Facility”) with RMB Australia Holdings Ltd (“RMBAH”). The amendment allows for the repayment of the revolver portion of the facility ($3.5 million) to be made in four quarterly installments commencing March 31, 2016 and concluding December 31, 2016. The revolver was previously required to be repaid in full on March 31, 2016.

The amendment to the facility does not affect the remaining payments on the primary loan facility, repayment of which will be concluded March 31, 2016. Interest rates and other substantive loan facility terms are unchanged, and there were no financing costs associated with the amendment.

The foregoing summary of the terms and conditions of the Amended Loan Facility does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Loan Facility, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On October 14, 2015, Ur-Energy Inc. issued a press release providing an operational update for the quarter ended September 30, 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Second Amendment Agreement – Facility Agreement
99.1	Press release of Ur-Energy Inc., dated October 14, 2015, providing an operational update for the quarter ended September 30, 2015.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2015

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud

Name: Penne A. Goplerud
Title: Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment Agreement – Facility Agreement
99.1	Press release of Ur-Energy Inc., dated October 14, 2015, providing an operational update for the quarter ended September 30, 2015.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.